UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2016
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, Marriott International, Inc., a Delaware corporation (“Marriott”), is party to that certain Agreement and Plan of Merger, dated as of November 15, 2015, and as subsequently amended on March 20, 2016, by and among Marriott, Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (“Starwood”), and certain direct and indirect subsidiaries of Marriott and Starwood (as amended, the “Merger Agreement”). After the completion of the transactions contemplated by the Merger Agreement, Starwood will be an indirect wholly owned subsidiary of Marriott.

This Current Report on Form 8-K is being filed to make available certain historical and pro forma financial information with respect to the Marriott business and Starwood business for the years ended December 31, 2013, 2014 and 2015 and the three months ended March 31, 2016.

(a)    Pro Forma Financial Information
The following unaudited pro forma condensed combined financial information related to the transactions contemplated by the Merger Agreement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference:
(i)    Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2016 and Unaudited Pro Forma Condensed Combined Statements of Income for the three month period ended March 31, 2016 and the fiscal year ended December 31, 2015.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired
The following financial statements of Starwood are incorporated by reference as Exhibits 99.2 and 99.3, respectively, to this Form 8-K:

(i)    Audited consolidated financial statements of Starwood as of and for the years ended
                             December 31, 2013, 2014 and 2015.

(ii)    Unaudited consolidated financial statements of Starwood as of and for the three months ended
                             March 31, 2015 and 2016.

(b)    Exhibits. Marriott is filing the following exhibits with this report:

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm of Starwood, Ernst & Young LLP.

Exhibit 99.1
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2016 and Unaudited Pro Forma Condensed Combined Statements of Income for the three month period ended March 31, 2016 and the fiscal year ended December 31, 2015.

Exhibit 99.2	Audited Consolidated Financial Statements of Starwood (incorporated by reference to Item 8 of Starwood’s (File No. 001-07959) Annual Report on Form 10-K, filed with the SEC on February 25, 2016).

Exhibit 99.3	Unaudited Consolidated Financial Statements of Starwood (incorporated by reference to Item 1 of Starwood’s (File No. 001-07959) Quarterly Report on Form 10-Q, filed with the SEC on May 4, 2016).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: June 3, 2016	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm of Starwood, Ernst & Young LLP.

Exhibit 99.1
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2016 and Unaudited Pro Forma Condensed Combined Statements of Income for the three month period ended March 31, 2016 and the fiscal year ended December 31, 2015.

Exhibit 99.2	Audited Consolidated Financial Statements of Starwood (incorporated by reference to Item 8 of Starwood’s (File No. 001-07959) Annual Report on Form 10-K, filed with the SEC on February 25, 2016).

Exhibit 99.3	Unaudited Consolidated Financial Statements of Starwood (incorporated by reference to Item 1 of Starwood’s (File No. 001-07959) Quarterly Report on Form 10-Q, filed with the SEC on May 4, 2016).

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